                               POWER OF ATTORNEY
                         For Executing Forms 3, 4 and 5

     Know all by these present, that the  undersigned hereby constitutes and appoints each of Julie J. Robertson and William E. Turcotte, signing singly, as the undersigned's  true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Noble Corporation pic, a company organized under the law of England and Wales (the "Company"),  Forms 3, 4
     and 5 in accordance with Section  16(a) of the Securities Exchange Act of
     1934, as amended, and the rules promulgated thereunder;

(2)  do and  perform any  and all  acts for  and  on  behalf of  the undersigned  which  may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States
     Securities and Exchange Commission and any stock exchange or similar authority; and

(3)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may  be of benefit to, in the  best interest of, or legally required  by, the undersigned,  it  being understood that the documents executed  by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
     Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

     The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of
this Power of Attorney and the rights and powers herein granted.   The
undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer  required to  file  Forms  3,  4  and  5  with  respect to  the  undersigned 's holdings  of  and transactions in securities relating to the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNES, WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of March, 2014.

                                        /s/ Simon Johnson
                                        -------------------------
                                        Simon Johnson